Exhibit (q)(2)
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                           SECRETARY CERTIFICATION OF
                            BOARD OF DIRECTORS ACTION

         I, James McCluskey, hereby certify that I am the duly elected and qualified Secretary of Realty Funds, Inc. (the "Company"), and that as such I am authorized to execute and deliver this Certificate on behalf of the Company, and further certify as follows:

         (i) The following resolution is a true and correct copy of a resolution that was duly and unanimously adopted at a meeting of the Board of Directors of the Company duly called and held on September 6, 2007 at which a quorum was present and participating throughout.

         (ii) The following resolution has not since been amended.

                  APPROVAL OF POWER OF ATTORNEY
                  -----------------------------

                  RESOLVED, that the Power of Attorney in the form presented at this Meeting, authorizing Anthony F. Dudzinski and David W. Jaffin to execute and sign all amendments and supplements to the Company's Registration Statement on behalf of the Company's Directors and principal officers be, and hereby is approved by the Board of Directors.



         The undersigned has executed this Certificate as Secretary of the Company on this 20th day of September, 2007.

                                               /s/ James McCluskey

                                               ----------------------------
                                               James McCluskey
                                               Secretary



         I, Anthony F. Dudzinski, an officer of Realty Funds, Inc. (the "Company"), hereby certify that, James McCluskey is, on and as of this 20th day of September, 2007, the duly elected and qualified Secretary of the Company, and is duly authorized and empowered to execute the foregoing Certificate, and his signature thereon is genuine.

                                               /s/ Anthony F. Dudzinski

                                               ----------------------------
                                               Anthony F. Dudzinski
                                               President